AMERICAN

LAND LEASE

NAREIT “REITweek” June 5-7, 2007

Forward Looking Statements

Some of the statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections of the Company’s cash flow, dividends, anticipated returns on real estate investments, operating performance and other results of operations. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, but are not limited to: general economic and business conditions, a longer or deeper decline in the housing resale market than anticipated, interest rate changes, financing and refinancing risks, risks inherent in owning real estate, future development rate of home sites, including any slowdown or cessation thereof due to regulatory or market conditions, changes in our capitalized interest as a result of lower than anticipated development activity, the availability of real estate assets at prices which meet the Company’s investment criteria, the Company’s ability to reduce expense levels, implement rent increases and use leverage, competition and other risks set forth in the Company’s most recent Annual Report on Form 10-K, the Company’s Form 8-K furnishing our earnings press release for the most-recently completed fiscal quarter and in the Company’s other Securities and Exchange filings. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, or to update the reasons why actual results could differ from those projected in any forward-looking statements. In addition, we will discuss certain non-GAAP financial measures during the course of this presentation, such as “same store” results, “same site” results, “Funds from Operations” and others. Management believes that such measures are important to understanding the performance of the Company.

Why ANL Today?

• Both a value and a growth company

– Visibility of organic growth over 3-5 year horizon

• Demographic focus on 55+

• Growth through internal build-out, plus future acquisition strategy

• Focus on active adult market

– Rent securitized by high value homes and growth of customer base

The Growing 55+ Market

United States Population 55+ 2000 - 2030

120,000

100,000

80,000

60,000

40,000

20,000

0

2000

2005

2010

2015

2020

2025

2030

Americans Over the Age of 55

Manufactured Housing Today in ANL Portfolio

• Community designs that value “residential appearance”

– Curvilinear road patterns

– Larger lots/lower density

– Sidewalks and street lights

– Lots “with a view”

• Quality Homes

– Average sales price of $135,000

– 3 bedroom models

– Garages replace carports

Homes for Retirees Value and Appearance

Quality Homes Made Affordable through Manufacturing

Communities and Subdivisions Not Trailer Parks

Riverside Club

Savanna Club

Amenitized Communities

• Clubhouse Focus

• Golf Courses

• Marinas

• Curvilinear Streets

• Landscaping

• Quality homes provide visibility on quality of future residents

Quality Amenities and Active Adult Lifestyle

• Focus on communities that have high quality amenities

– Golf Courses

– Business Centers

– Marinas

– Restaurants

– Tennis Courts

– Fitness Centers

– Recreation Centers

• Lifestyle Locations

– Cultural Activities

– Continuous Learning Opportunities

– Travel Opportunities

We are in the Lifestyle Business

The strength of our communities and marketing comes from

– Understanding the active adult market

– Building high value, multiple amenity properties

– Supporting an active adult lifestyle consistent with the changes in today’s demographics

– Promoting and sustaining these features in our communities

Locations in Florida and Alabama



14 FOLEY
1 FOREST VIEW
2 Stonebrook
3 SUNLAKE
4 BRENTWOOD Estates
5 Woodlands
6 Gulfstream Harbor
7 PARK ROYALE
8 Riverside Club GOLF & BOATING RESORT
9 ROYAL PALM VILLAGE
10 Cypress Greens
11 Blue Heron Pines Golf Course Community
12 Savanna Club
13 SEBASTIAN Beach & Tennis Village
14 The Grove
1 HOMOSASSA
3 GRAND ISLAND
2
4 HUDSON
6 ORLANDO
5 GROVELAND
7 PINELLAS PARK
TAMPA
8 RUSKIN
9 HAINES CITY
13 SEBASTIAN
10 LAKE ALFRED
12 PORT ST. LUCIE
11 PUNTA GORDA
FORT LAUDERDALE
MIAMI

Locations in Arizona

The Reserve at Fox Creek

Brentwood West

Gost Dutchman

Sun Valley

LA CASA BLANCA

Desert Harbor

RANCHO MIRAGE

FLAGSTAFF

SEDONA

BULLHEAD CITY

SCOTTSDALE

PHOENIX

MESA

APACHE JUNCTION

YUMA

TUCSON

TOMBSTONE

Manufactured Housing Sector Model

• Leasing land for residential use to tenants who have an investment in improvements to the land

• Provides a form of common interest development while maintaining single family home format

• Land lease community owners benefit from

– Diversity of tenant base

– Lower recurring capital requirements as compared to other residential asset classes

– Lower tenant turnover as compared to other residential asset classes

Manufactured Housing Sector

• Consists of 5 public companies, four of which are REITs

• Total sector market cap - $3,380.2M; Total sector enterprise value - $8,001.1M

• Sector median dividend yield – 4.0%; ANL dividend yield – 4.0%

Total Return Multifamily Sector Median Sector Median ANL

1 Year 12.6% 7.0% -5.98%

3 Years 85.1% 17.1% 39.6%

5 Years 118.1% 98.8% 137.2%

Price to FFO – 2007 17.9x 15.5x 15.4x

FFO payout 2007 74.9% 61.7% 61.7%

Manufactured Housing Sector

Financial Benchmark Multifamily Sector Median Sector Median ANL

Coverage of interest & preferred dividends 2.2x 1.9x 2.5x

Debt to enterprise value 40.7% 50.6% 50.6%

Return on average equity 11.9% 8.8% 8.8%

Implied cap rate 5.9% 7.6% 8.7%

Basics

[Financial Data as of March 31, 2007]

• UPREIT Market Cap=$224.1M

• Enterprise Value = $504.4M

• Average Daily Volume = 16,000

• Price/FFO – 15.4 x 2007E

• Current yield = 4.0%

• Occupancy = 97.4% of Operational Home Sites at 3/31/2007.

• Same Store NOI Growth

– 2004 = 11.3%

– 2005 = 10.1%

– 2006 = 11.3%

– YTD 2007 = 9.7%

• Same Site NOI Growth

– 2004 = 4.1%

– 2005 = 5.7%

– 2006 = 5.0%

– YTD 2007 = 5.5%

Earnings

- FFO
  - 2004A = $1.50
  - 2005A = $1.70
  - 2006A = $1.66
  - 2007E = $1.40 - $1.65
- FFO Payout Ratio
  - 2004 = 66.7%
  - 2005 = 62.9%
  - 2006 = 60.2%
  - 2007E = 61.7%
- AFFO
  - 2004A = $1.37
  - 2005A = $1.54
  - 2006A = $1.47
  - 2007E = $1.24 - $1.45
- AFFO Payout Ratio
  - 2004 = 73.0%
  - 2005 = 68.5%
  - 2006 = 68.0%
  - 2007E = 69.0%

Basics

[Financial Data as of March 31, 2007]

Total Return Results

• Last 12 Months = -5.98%

• Last 3 Years = 39.6%

• Last 5 Years = 137.2%

Return Metrics

• Return on Average Equity = 8.8%

• Return on Invested Capital = 5.9%

• Implied Cap Rate = 8.7%

Ownership

• Institutional Ownership = 30.1%

• Insider Ownership = 29.8%

Growth and Valuation

• Projected 2007/2008 FFO Growth = 7.4%

• Price to 2007E FFO = 15.4%

• Payout of 2007E FFO = 61.7%

Strength Behind the Balance Sheet

• Strong “same store” results from core operating properties

• Beneficiary of “recession resistant” property class

• Financing using primarily amortizing mortgages:

– NAV increase through principal reduction

– Minimize interest rate risk

• Demographic support of asset class

• Quality asset locations

Value and Growth Company

Value Company

• Sustaining community operations

• Increasing NOI growth through rental increases and expense control

• Tax efficient dividend yield

• Quality core portfolio

Growth Company

• Ability to grow the company 50% through internal assets

• Demonstrated competency in land development and home sale operations

• Maximize operating leverage gained through community expansion

Four Elements of the ANL Business

1. Land Lease Operations

2. Home Sales Operations

3. Land Development Operations

4. Investment Operations

Property Management Strategy

• Improve operating results from property management business

– Centralized financial control and uniform operating procedures

– Localized property management decision making and market knowledge

• Operations are supervised by 3 Regional Managers

– 2 in Florida and 1 in Arizona

• Large development projects have high quality, full time, on-site Project Managers

Home Sales Operations

450

400

350

300

250

200

150

100

50

0

1998

1999

2000

2001

2002

2003

2004

2005

2006

YTD 2007

44

138

184

237

307

414

392

435

362

55

Home Sales

• Basis of company’s current growth

• Absorption is a primary focus

• One company concept means ANL is responsible for results from development through home purchase to ongoing property operations

• Increasing results

– Professional sales staff

– Improved home product

– Improved communities

• Financing continues to be key element of home purchase

Using the Web to Sell Homes and Communities

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AMERICAN LAND LEASE

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Results 1 - 10 of about 2,110,000 for florida retirement communities. (0.13 seconds)

Florida 55+ Communities

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Tampa Active Adult Living

Luxurious homes, vibrant lifestyle, Spring Hill active adult community. www. Ryland.com/Tampa

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Affordable Florida Living

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Land Development

Sebastian Beach and Tennis Village

Photo by Florida Aerial Services, Inc.

• Turning land into income

• Expanding communities where the value and quality is known

• Development as a core competency

• Creation of value and increased NAV through execution of development plans

• Adding 1 high quality home community annually

Home Site Inventory



Portfolio Summary
Number of Home Sites
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
129
1,437
979
6,579
129
960
1,101
6,931
129
1,270
976
7,283
129
1,566
1,192
8,044
129
1,566
1,140
8,100
12/2003
12/2004
12/2005
12/2006
03/2007
Period Ended
Operational Home Sites
Developed Home Sites
Undeveloped Home Sites
RV Sites

Community Information

SEBASTIAN

Beach & Tennis Village

Sebastian Beach & Tennis Village

• Location: Sebastian, FL

• Community build out 2011

• 252 acre master-planned community

• 534 estimated homes

• Modular style homes

• 22,500 Village Centre

American Land Lease

SEBASTIAN

Beach & Tennis Village

Major Cost Centers

Land Acquisition - $15.5M Site development - $20,000 lot Clubhouse Facility - $200 sq ft Entrance Marketing Home Inventory Unknowns

Community Site Map

SEBASTIAN

Beach & Tennis Village

SEBASTIAN

Beach & Tennis Village

Village Centre – 22,500 sq ft

SEBASTIAN

Beach & Tennis Village

Village Centre – 22,500 sq ft

SEBASTIAN

Beach & Tennis Village

Investment Operations

• Current focus is on investment into development of currently held property assets

• Evaluate property financing and seek to use effectively to expand available funds

• High quality properties available for sale are few and far between – even fewer at good prices

• Continue to look towards discipline to

“buy right”

Recent Acquisitions

The Reserve at Fox Creek The Grove

• The Reserve at Fox Creek, a 312 age restricted home site community in Bullhead City, Arizona. The community is situated on a 56-acre site overlooking the Colorado River basin near the Arizona/Nevada state border and provides residents with a lifestyle near boating, mountains, and Nevada gaming activities.

• The Grove, a 425 age restricted home site community in Foley, Alabama. The community is situated on 112-acre site between Mobile and Pensacola, near the Florida/Alabama state border and provides residents with a lifestyle near boating, fishing, and Gulf Shore activity areas and easy access to the Gulf of Mexico beaches, less than 10 miles away.

Recent Acquisitions (continued)

Park Place, a 465 age restricted home site community in Sebastian, Florida. The community is situated on a 145-acre site with a 29 acre lake. and provides residents with a lifestyle near boating, fishing, and Atlantic Ocean Coastal activity areas and easy access to the Atlantic Ocean beaches, less than 5 miles away. With 368 occupied home sites and 98 additional fully developed home sites and homes selling for prices above $150,000 this represents a great area of growth for the company.

Building NAV

• Consistent NOI growth within stabilized communities

• Increasing absorption through focused home sales efforts

• Development of land assets

• Scheduled maturities of long term debt

• Accretive acquisition strategy

• Disposition of underperforming assets and deployment of capital to development and acquisition activities

Points of Contact

Bob Blatz

President and Chief Operating Officer

Shannon Smith

Chief Financial Officer

AMERICAN

LAND LEASE

29399 US Highway 19 North, Suite #320 Clearwater, Florida 33761 Phone: (727) 726-8868 ~ Fax: (727) 726-6788

Bob x116 / Shannon x124

E-Mail: robert.blatz@americanlandlease.com E-Mail: shannon.smith@americanlandlease.com